United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2004

                           SCBT FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

   South Carolina                   001-12669                    57-079935
(State or other jurisdiction    (Commission File Number)       IRS Employer
     of incorporation)                                      Identification No.)

         520 Gervais Street
         Columbia, South Carolina                                  29201-3046
     (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175


          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

     On May 18, 2004, SCBT Financial Corporation issued a press release announcing the formation of The Mortgage Banc, Inc., which will operate as a subsidiary of South Carolina Bank and Trust, N.A. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


            -----------------------------------------------------------

          Statements included in this Current Report on Form 8-K that are not
          historical   in  nature  are  intended  to  be,  and  are  hereby
          identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities and
          Exchange  Act of 1934,  as amended.  SCBT  Financial  Corporation cautions readers that forward-looking statements are estimates reflecting the best judgement of SCBT's senior management or directors based on current information, and are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and
          uncertainties,    include,    among    others,    the   following
          possibilities: (1) Credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) Interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3)
          Liquidity   risk   affecting  the  bank's  ability  to  meet  its
          obligations when they come due; (4) Price risk focusing on changes in market factors that may affect the value of traded instruments in mark-to-market portfolios; (5) Transaction risk arising from problems with service or product delivery; (6) Compliance risk involving risk to earnings or capital resulting
          from   violations  of  or   nonconformance   with  laws,   rules,
          regulations, prescribed practices, or ethical standards; (7) Strategic risk resulting from adverse business decisions or improper implementation of business decisions; and (8) Reputation risk that adversely effects earnings or capital arising from negative public opinion.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

May 18, 2004                    SCBT Financial Corporation

                                 By:  /s/ Richard C. Mathis
                                     ----------------------
                                 Richard C. Mathis
                                 Executive Vice President and
                                 Chief Financial Officer








                                  Exhibit Index

                     Exhibit No.           Description of Exhibit
                     -----------           ----------------------

                        99.1             Press release dated May 18, 2004